________________________________________________________________________

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                _________________

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                                February 19, 2004
                Date of Report (Date of earliest event reported)

                            QUAKER FABRIC CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                              04-1933106
  (State of incorporation)         (I.R.S. Employer Identification No.)


              941 Grinnell Street, Fall River, Massachusetts 02721
                    (Address of principal executive offices)

                                 (508) 678-1951
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits
         _________________________________


(c)  Exhibits

99.1     Registrant's Press Release dated February 19, 2004.


Item 12. Results of Operations and Financial Condition
         _____________________________________________

On February 19, 2004, Quaker Fabric Corporation issued a press release announcing its fiscal 2003 and fourth quarter earnings for the period ended January 3, 2004. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.



                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                   QUAKER FABRIC CORPORATION




Date:  February 19, 2004                      By:  /s/   Paul J. Kelly
                                                   _____________________________
                                                   Paul J. Kelly
                                                   Vice President - Finance
                                                   and Treasurer